UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516- 1712
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2023

Date of reporting period:  June 30, 2023

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2023

The Olstein Funds

CONTENTS

3	Letters to Shareholders

16	Value of $10,000 Investment

22	Expense Examples

24	Allocation of Portfolio Assets

25	Schedules of Investments

34	Statements of Assets
and Liabilities

36	Statements of Operations

38	Statements of Changes
in Net Assets

42	Financial Highlights

48	Notes to Financial Statements

59	Report of Independent
Registered Public Accounting Firm

60	Additional Information

73	Privacy Policy

OLSTEIN FUNDS

Letter to Shareholders

THE MUSIC CHANGES BUT THE DANCE IS THE SAME

August 9, 2023

Dear Fellow Shareholders:

The past year has been marked by persistent volatility and uncertainty affecting the investment landscape under which our Funds operate.  Although rapid technological change creates uncertainty as to where to invest and often creates price overreactions on both sides of the ledger, we have repeatedly used these periods of uncertainty and negativity to purchase companies whose stock prices we believe have fallen to levels that no longer accurately represent a company’s future fundamentals or in essence a company’s ability to generate future excess free cash flow.  Similarly, when markets are overly optimistic, we do the exact opposite, selling companies we believe are fully valued and whose prices no longer give us an edge.  As value players, we believe it is very important to have strict sell discipline.

Despite the turmoil in the banking sector, a hawkish Federal Reserve policy, and the market’s fear of recession which could cause declines in future earnings estimates, your Funds have so far gotten off to a strong start in the first six months ending June 30, 2023.  During the six months ended June 30, 2023, both the Olstein All Cap Fund and Strategic Opportunities Fund shares are up high single digits and ahead of their comparative indexes.  Full performance details for the year ending June 30, 2023, are contained in the body of the report.  Patience can reward shareholders who have a long-term perspective when the Funds experience price declines during negative market periods.  We advise you to review the table on page 13 showing the All Cap Value Fund’s quarterly long-term performance since inception (September 1995) and reach your own conclusions about the price appreciation that has occurred after periods of short-term underperformance.

IT IS IMPORTANT TO READ THE ENTIRE FOLLOWING SHAREHOLDER LETTER as we are taking the opportunity to familiarize our shareholders with the current state of economic affairs and share our insights on the prevailing financial climate and how we are responding to the more than usual secular changes currently taking place.  We believe the current herd-like negative mentality of the press and some of the large brokerage house strategists produced many opportunities to add to our positions or find new positions in good companies which have dropped to prices that are materially below our calculation of the company’s intrinsic value. A key determinant of our intrinsic value is our estimate of a company’s normalized future excess cash flow.

THE OLSTEIN FUNDS

We also favor investing in companies whose management emphasizes maintaining a conservative balance sheet providing these companies with the ability to ride out tough periods while waiting for the tide to change.

We believe our long-term value-oriented looking behind-the-numbers investment philosophy is at a competitive advantage, especially during periods when uncertainty and negativity motivate investment decisions by the public having little to do with long-term company fundamentals.

We believe the heavily discounted prices available to your Funds have been produced by the investment public overreacting and making emotional decisions based on their belief that the current strong negative economic concerns (potential recession, bank failures, war, the lasting effects from the Covid Crisis, etc.) affecting stocks and/or the general market since 2020 will last forever.  Many of the good companies being sold in bulk are now at prices which, in our opinion, misrepresent their future ability to generate and grow future excess cash flow. We believe paying the right price for stocks is the major determinant of the Funds’ future returns. Thus, we will only buy or hold stocks that, in our opinion, are selling at a discount to current market value.  Our conclusions are reached after performing an inferential look behind the numbers of financial statements to determine whether the potential future cash flow is being accurately valued by the market.  Other criteria we look for are companies with conservative accounting assumptions and run by managements who make decisions based on creating long-term shareholder value.  However, patience is required to realize future expected returns to give the public time to recognize green shoots which are indicating that the future free cash flow has started to turn upward.

THE MARKET AND OUR STRATEGY

While we expect investor nervousness and doubts about the economy will continue to cause periods of volatility during the remainder of the calendar year, we believe a fair amount of negative sentiment has already been priced into the market. In our opinion one of the best ways to deal with the uncertainty of equity markets is to remain focused on company fundamentals, the quality of a company’s earnings, and its ability to generate free cash flow.  Since we value companies based on their ability to generate future free cash flow, our approach focuses on company fundamentals and operations in all market and economic environments.

As previously stated, the past couple of years have been marked by more than the typical amount of technological and secular changes which are creating uncertainty in the investment landscape. Examples of changes affecting future economic activity include the ongoing effects of the Covid Pandemic and how people have changed the way they live (e.g., work from

THE OLSTEIN FUNDS

home), the shift in the longtime market-leading growth companies who experienced 50% or more corrections in the past five years (such as Meta-Facebook, Amazon, Netflix, and Google) has opened the eyes of the investors who were buying these companies at any price under the assumption that these stocks would never stop growing at the rates being reported. These 50% corrections appeared to shake up the momentum investors (different music same dance) and we are already seeing green shoots of investment money again being allocated to high quality undervalued companies.  Investors are starting to return to valuing companies based on fundamentals and their future ability to generate and or grow future free cash flow.  The overpriced market leaders of yesterday are giving rise to a broadening array of market leaders who are selling below our estimates of intrinsic value based on the analysis of company fundamentals rather than quarterly earnings misses and beats and stock price momentum. Another rapidly rising issue is the risks associated with the increasing use of more sophisticated computers to run businesses and the resultant risks and opportunities created by increasing levels of cybercrime.  Another big area of opportunity and risk in the current environment is the technological changes rapidly taking place in the entertainment industry such as the many new formats being developed for pricing and distributing entertainment.  These changes are creating new opportunities for some advertising agencies who have added to their capabilities to deal with the high rate of technological changes taking place in order to reach more potential consumers but correspondingly there could be potential problems for smaller agencies who have not modernized their offerings to take advantage of the newly developed ways to reach more potential consumers using the internet to stream programs on demand into homes.  Another issue facing producers and distributors of entertainment products is how to produce profits from the large expenditures needed to produce unique entertainment products in order to attract enough subscribers (via the rapidly evolving streaming industry) to profit therefrom.  We are also paying attention to the rapidly changing ways of communicating with each other which includes companies benefiting from new technologies such as Artificial Intelligence, Virtual Reality, Virtual Meetings, etc., etc.  We believe our two Funds contain many undervalued great companies with the financial strength to weather the current storm and have the potential to generate future free cash flow which is not being correctly valued by the market.  For example, as of the date of this letter, two large positions in the All Cap Value Fund which we believe are severely undervalued are Disney and Cisco.  Disney’s diverse range of iconic brands, theme parks, and entertainment offerings provide a strong foundation for future growth.  We believe Disney has long-term earnings power of at least $6.00 a share and believe many investors are too negative and too focused on losing basic television subscribers and missing the long-

THE OLSTEIN FUNDS

term values of the best library in the entertainment business (Marvel, Star Wars, Mickey Mouse, ESPN, etc.), the value and long-term growth of  Disney’s popular and heavily attended amusement parks business and Bob Iger’s determination to make each business line including streaming profitable. We believe Disney offers the Fund opportunities for material appreciation when investors realize the company’s ability to utilize existing assets to generate normalized free cash flow is far in excess of current levels. Disney stock is down significantly from its high caused by the heavy startup cost of converting more of the company’s future distribution model to a direct-to-consumer format.  The growth in these startup costs should begin to slow down in the next few years.  We believe that the combination of Disney’s pricing power from having the best library in the business, the ability to set up profitable joint ventures and the slowdown in the growth of future startup costs should produce above-average growth in future free cash flow.  Once Disney demonstrates its ability to use its valuable assets to produce earnings far above its current rate, we believe Disney offers the potential for above-average appreciation.

Cisco plays a pivotal role in powering global networks. As businesses and individuals continue to embrace digital transformation the demand for networking and communication technology solutions is going to accelerate.  In addition, Cisco is participating in the growth of needed cyber security and from the continued expansion of the Internet of Things, accelerating infrastructure investment, and the increasing need for secure network solutions.  We believe Cisco’s financial position is solid, providing the company with the ability to ride out the current storm and should grow at an accelerated rate. Cisco has been a successful long-term holding for the All Cap Value Fund and we believe the future is just as promising.

A final topic that we believe is extremely important is the continuing trend of valuing companies according to management-adjusted earnings rather than Generally Accepted Accounting Principles (“GAAP”).  Your Funds’ investment professionals value companies based on a company’s ability to produce normalized future excess free cash flow and we make our own adjustments to reported earnings based on how conservative or aggressive management’s accounting assumptions are.  Our portfolio managers and analysts have over 100 years of collective investment experience and extensive training in accounting and looking behind the numbers to determine whether or not the financial statements are in accord with economic reality and determine if the financial statements are conservative or aggressive. When valuing companies, it is risky in today’s world to accept management-adjusted earnings without judging the realism of their accounting assumptions.  Before evaluating the future, we believe it is important for us to know what adjustments have been made by management. Our accounting background and experience examining management’s

THE OLSTEIN FUNDS

accounting adjustments to GAAP reported earnings help us determine the economic reality of a company’s financials and thus a company’s ability to achieve future estimates and its ability to withstand hard times.

We study footnotes, shareholder letters, balance sheets, and disclosures (10k’s, 10 Q’s, management discussions, and proxy statements) to determine whether or not the balance sheet is conservative and whether or not management’s accounting assumptions are realistic.  We also look for assets that are carried on a company’s balance sheet at unrealistic valuations that are no longer applicable.  We believe the focus on accounting analysis is a lost art when valuing companies which is counterintuitive in an environment where most analysts are utilizing management-adjusted earnings rather than GAAP earnings when valuing companies.  The fox is guarding the chicken coop.

MARKET OUTLOOK

We view the current environment as presenting many good investment opportunities as negative investor sentiment has resulted in driving the prices of good companies with solid balance sheets and significant cash flow potential to prices that undervalue the company’s fundamentals.  For us, stock selection driven by an emphasis on company fundamentals is the key to favorable investment performance in an environment characterized by rising rates, inflationary pressures, and recession fears. We continue to favor high-quality companies with unique business models, competitive advantages, strong balance sheets, stable cash flow and above-average operating returns. We believe this focus on fundamentals, particularly our emphasis on free cash flow and returns on invested capital, should allow us to identify those companies that not only have focused their priorities in the face of a weaker economic environment but also have identified options that can create a substantial strategic advantage for what we believe is an already improving economic environment.  Again, let us remind you we believe if you pay the wrong price for a great company, you have a high probability of having a bad investment, that is precisely the reason why we believe in the saying “price, price, price”.  In essence, we ask ourselves does the price we are paying place the risk-reward heavily in our favor. Thus, whether we buy, sell, or hold a stock is heavily determined by whether or not the current price is providing a sufficient discount to justify buying or continuing to hold a stock.

OUR STRATEGIES

For the portfolios of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, we remain focused on individual companies, their operations, and prospects for maintaining or growing sustainable free cash flow not yet appropriately valued by the investing public. As long-term value

THE OLSTEIN FUNDS

investors, we recognize that companies generating sustainable free cash flow are well-positioned to compete profitably during a challenging economic environment. The Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund consist of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, management teams that emphasize decisions based on cost of capital calculations and deploy free cash flow to create shareholder value. The current economic negativity by the investment masses who believe the glass is half empty is creating an abundance of opportunities for the Funds to add to existing positions or buy new materially undervalued stocks with above-average long-term capital gains potential based on current prices that appear to ignore future company fundamentals. Although these companies also face change, we believe the market has overreacted and driven prices to discounts that we believe are unrealistic.

THE OLSTEIN ALL CAP VALUE FUND

For the fiscal year ended June 30, 2023, Adviser Class shares of the Olstein All Cap Value Fund appreciated 9.57%, Class C shares appreciated 8.46% and Class A shares appreciated 9.30%.  During the same twelve-month period, the Fund’s primary benchmark, the Russell 3000® Value Index appreciated 11.22% and the Fund’s secondary benchmark, the Russell 3000® Index, appreciated 18.95%.

PORTFOLIO REVIEW

On June 30, 2023, the Olstein All Cap Value Fund portfolio consisted of 82 holdings with an average weighted market capitalization of $142.82 billion. During the fiscal year, the Fund initiated six positions and eliminated its holdings in nine companies. During the reporting period, the All Cap Value Fund initiated positions in Avantor, Inc., John Deere, Dover Corporation, International Flavors & Fragrances Inc., Korn Ferry International, and Target Corporation. During the fiscal year, the Fund sold its holdings in Automatic Data Processing Inc., Booking Holdings Inc., Keurig Dr. Pepper, Oracle Corporation, and Scotts Miracle-Gro as the price of each stock reached our valuation level. The Fund also sold its holding in Cushman & Wakefield plc, Paramount Global, Walgreens Boots Alliance, and Western Digital Corp. and redeployed the proceeds into what we believed were better opportunities with more favorable risk-reward profiles.

Our Leaders

The Olstein All Cap Value Fund’s leading performers for the twelve-month reporting period ended June 30, 2023, include Meta Platforms, Inc. (formerly named Facebook, Inc.), WESCO International, Inc., Delta Airlines, Oracle

THE OLSTEIN FUNDS

Corporation, and Kulicke & Soffa Industries, Inc.  At the close of the year the Fund continued to maintain positions in each of these companies except Oracle Corporation as previously mentioned.

Our Laggards

Laggards during the twelve-month reporting period include: Cushman & Wakefield plc, Fidelity National Information Services, Generac Holdings, Baxter International Inc., and US Bancorp. At the close of the year the Fund continued to maintain positions in each of these companies except Cushman & Wakefield plc, as previously discussed.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

For the twelve-month reporting period ended June 30, 2023, Adviser Class shares of the Strategic Opportunities Fund appreciated 17.41%, Class A shares appreciated 17.08% and Class C shares appreciated 16.29%.  The Fund’s primary benchmark, the Russell 2500® Value Index, appreciated 10.37% and the Fund’s secondary benchmark, Russell 2500® Index appreciated 13.58%, during the same time period.

PORTFOLIO REVIEW

As of June 30, 2023, the Olstein Strategic Opportunities Fund portfolio consisted of 38 holdings with an average weighted market capitalization of $5.47 billion. During the reporting period, the Fund initiated two new positions and eliminated four holdings.  The Fund initiated positions in Korn Ferry International and the Scotts Miracle-Gro Company. Over the course of the fiscal year the Fund eliminated its holdings in Big Lots Inc., Federal Signal Corporation, Lifetime Brands and the Scotts Miracle-Gro Company. The Fund sold its holdings in Federal Signal Corporation and Scotts Miracle-Gro as the price of each company’s stock reached our valuation. The Fund eliminated its holdings in Big Lots Inc., and Lifetime Brands and redeployed the proceeds into what we believed were better opportunities with more favorable risk-reward profiles. Regarding the Scotts Miracle-Gro Company, the Fund sold its holdings in this company as the price reached our valuation within a six-and-a-half-month holding period.  Our discipline emphasizes price and discount to make decisions, and short-term quick movements like this one are a rare occurrence.

Our Leaders

Leading performers for the twelve-month reporting period include: Blue Bird Corporation, Wabash National, Graham Corporation, The Timken Company and Vishay Intertechnology, Inc. At the close of the fiscal year the Fund continued to maintain positions in each of these five companies.

THE OLSTEIN FUNDS

Our Laggards

Laggards during the twelve-month reporting period include: Cushman & Wakefield plc, Lifetime Brands, Generac Holdings, Inc., Integra LifeSciences, and WestRock Company. At the close of the reporting period the Fund continued to maintain positions in Cushman & Wakefield plc, Generac Holdings, WestRock Company, and Integra LifeSciences. As previously discussed, the Fund eliminated its holdings in Lifetime Brands during the reporting period.

The Trials and Triumphs of Value Investing

While market declines often test an investor’s long-term commitment to equities, this is particularly true for investors following a value investing approach. Market volatility, such as we have experienced over the Funds’ past fiscal year, is unsettling, but such periods are often necessary to be successful as a long-term value investor. Periods of negativity and volatility create fear for speculators and the right prices for long-term value investors in companies with sustainable competitive advantage, discernible balance sheet strength and whose continuing free cash flow continues to add to the company’s fundamental value (despite falling stock prices).  Excess free cash flow companies that are being penalized by temporary market conditions or short-term problems that are easily fixable are often in a position to achieve greater appreciation when economic activity turns up and negativity turns down.

As previously stated, our quest for value is guided by two prerequisites: (1) a company’s ability to generate sustainable future free cash flow; and (2) advantageous securities prices that allow us to buy what we believe are good companies, with solid balance sheets, and profitable business models, at a significant discount.  These two requirements guide our investment process and force us to focus on a company’s future prospects and value while capitalizing on current favorable prices.

Uncertainty and volatility are common adversaries when determining the future value of a company even under normal market conditions.  However, during periods of volatility, the stocks of many good companies are penalized by negative market sentiment or reduced expectations that have little to do with a company’s underlying long-term financial performance.  A company may have the misfortune of being in a sector that has fallen out of favor or may sell its products and services into an industry that is expected to underperform. A portion of a company’s business may originate from a country or region suffering from a pullback in economic activity or a company may have exposure to an unfavorable economic trend such as falling commodities prices or large secular changes taking place within an industry.  Whatever the reason, investors often feed off of and into broad

THE OLSTEIN FUNDS

negative market sentiment to pull back from a broad range of companies that have products and/or services that can weather such storms.

As value investors, this often-short-sighted market dynamic can create ample opportunities to buy great companies at substantial discounts which, in turn, sow the seeds for future potential outperformance. For us, the most important metric for identifying superior investment opportunities in an uncertain market is a company’s ability to generate sustainable free cash flow and a stock price which undervalues that capability.  Paying the right price is our method of timing when purchasing individual stocks and is also our attempt to limit risk and we believe sets up the Funds for potential long-term above-average appreciation.

In conclusion, Olstein’s investment approach focuses on individual companies and the potential for meaningful capital appreciation based on the price we pay for a business. We seek to take advantage of market volatility, which presents opportunities in individual companies whose stock prices have declined, to levels having little to do with fundamentals by establishing new positions or adding to our existing positions. Our long-term value approach focuses less on market sentiment and more on the strengths of an individual company’s fundamentals and whether or not the price we have to pay discounts the favorable future fundamentals we envision. It is important to remember a privately owned company has no public market price, and the owners would not be assessing the value of the business on a daily, monthly, or quarterly basis. A private company is focused on running the business for the long term and we value each public company in our portfolio as if we own 100% of the shares.  We believe the public companies in our portfolios are often selling at a discount as a result of short-term problems, negative market psychology, or just plain investor misperception. A company’s future ability to generate sustainable free cash flow gives us the conviction to ride out periods of short-term volatility until markets regain a balanced perspective and focus on company fundamentals. In our experience, patience provides generous opportunities for the long-term investor. We intend to stay the course of our long-term strategy since we believe we are invested in high-quality companies that have the financial strength to ride out current market jitters and are selling at material discounts to intrinsic value. Again, we ask you to review the chart on page 13 which shows the net asset value of the Olstein All Cap Value Fund each quarter since its inception in 1995 and demonstrates past short-term periods of underperformance and the results thereafter.

FINAL THOUGHTS

As value investors, we believe in having a long-term horizon while investing in an environment that is maniacally focused on short-term events. For us,

THE OLSTEIN FUNDS

patience is a virtue – a virtue that has become rarer as the media and many investors tend to focus on months and quarters instead of three-year, five-year, and longer time horizons. We believe that our long-term horizon, in conjunction with our in-depth analysis of financial statements, should provide our Funds with an advantage even during the most negative environments. It is our opinion that purchases made in our Funds during the most recent periods of extreme market negativity should result in higher future rates of return. The market is a discounting mechanism and while past performance is not necessarily indicative of future results, it is noteworthy that the seeds of past periods of relative outperformance for the Olstein All Cap Value Fund were sown during previous periods of volatility in 1998, 2002, 2008, 2009, 2011, 2015 and 2020 (examine long-term chart on page 13) showing quarterly values of the Fund for the past 28 years and provides results for shareholders who rode out previous periods of short-term underperformance.

While market dips present us with buying opportunities (following our strict stock selection criteria), low stock prices are not the sole criteria for buying companies for the Funds.  Additional criteria include strong balance sheets; well-run operations which have the ability to consistently generate excess free cash flow; and company management with a disciplined track record of improving the returns of the business and a focus on creating shareholder value.

As previously stated, we believe the Funds’ portfolios primarily consist of fiscally strong, excess-cash-flow companies whose businesses are primed to provide suitable returns over the long term based on the ability to generate long-term, growing free cash flow, have little or no debt or are aggressively paying down debt, and selling at a discount to our calculation of intrinsic value.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Funds’ objectives.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Lead Portfolio Manager

THE OLSTEIN FUNDS

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Owned, If Initial
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214
9/30/19	91,699
12/31/19	99,092
3/31/20	67,832
6/30/20	82,811
9/30/20	89,674
12/31/20	109,015
3/31/21	126,682
6/30/21	132,404
9/30/21	130,095
12/31/21	136,354
3/31/22	131,948
6/30/22	110,399
9/30/22	100,138
12/31/22	110,274
3/31/23	116,471
6/30/23	119,736

THE OLSTEIN FUNDS

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 06/30/23, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 7.48%, 6.64%, and 7.75%, respectively. Per the Fund’s prospectus dated 10/28/22, the expense ratio for the Olstein All Cap Value Fund Class C was 2.15%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Funds’ investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 06/30/23 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges, and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

Regarding the Olstein Strategic Opportunities Fund, an investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products,

THE OLSTEIN FUNDS

financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to be a broad-based indicator representing the U.S. stock market performance in general. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. One cannot invest directly in an index. Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet. The price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings. Generally Accepted Accounting Principles (“GAAP”) refer to a common set of accounting rules, standards, and procedures issued by the Financial Accounting Standards Board (“FASB”). Companies in the U.S. must follow GAAP requirements when their accountants compile financial statements.

THE OLSTEIN FUNDS

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A shares from Inception through the Fiscal Year End of June 30, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2023
	1 Year	3 Year	Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	9.30%	13.95%	6.54%
Olstein All Cap Value – Class A (Load Adjusted)(1)	3.29%	11.82%	5.28%
Russell 3000® Value Index(2)	11.22%	14.38%	6.93%
Russell 3000® Index(3)	18.95%	13.89%	10.50%
S&P 500® Index(4)	19.59%	14.60%	11.37%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C shares for the past 10 years through the Fiscal Year End of June 30, 2023. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	7.48%	6.64%	7.75%	7.55%	9.35%
Russell 3000 Value® Index(2)	11.22%	7.79%	9.09%	8.33%	8.87%
Russell 3000® Index(3)	18.95%	11.39%	12.34%	10.61%	9.51%
S&P 500® Index(4)	19.59%	12.31%	12.86%	10.88%	9.62%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class shares for the past 10 years through the Fiscal Year End of June 30, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	9.57%	7.72%	8.82%	8.53%	7.79%
Russell 3000® Value Index(2)	11.22%	7.79%	9.09%	8.33%	7.19%
Russell 3000® Index(3)	18.95%	11.39%	12.34%	10.61%	7.53%
S&P 500® Index(4)	19.59%	12.31%	12.86%	10.88%	7.29%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A shares for the past 10 years through the Fiscal Year End of June 30, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	17.08%	6.05%	7.03%	8.99%	6.91%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	10.62%	4.85%	6.43%	8.59%	6.55%
Russell 2500® Value Index(2)	10.37%	5.32%	8.02%	8.48%	6.90%
Russell 2500® Index(3)	13.58%	6.55%	9.38%	9.32%	8.22%
S&P 500® Index(4)	19.59%	12.31%	12.86%	10.88%	9.52%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C shares for the past 10 years through the Fiscal Year End of June 30, 2023. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	15.29%	5.27%	6.23%	8.18%	6.13%
Russell 2500® Value Index(2)	10.37%	5.32%	8.02%	8.48%	6.90%
Russell 2500® Index(3)	13.58%	6.55%	9.38%	9.32%	8.22%
S&P 500® Index(4)	19.59%	12.31%	12.86%	10.88%	9.52%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operations was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class shares from Inception through the Fiscal Year End of June 30, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended June 30, 2023
	1 Year	3 Year	5 Year	Inception(5)
Olstein Strategic Opportunities –
Adviser Class(1)	17.41%	15.46%	6.31%	4.46%
Russell 2500® Value Index(2)	10.37%	16.07%	5.32%	6.76%
Russell 2500® Index(3)	13.58%	12.29%	6.55%	7.82%
S&P 500® Index(4)	19.59%	14.60%	12.31%	11.71%

(1)
Assumes reinvestment of dividends and capital gains. Also include all expense at the end of the period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of June 30, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchase and sales of Fund shares, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 – June 30, 2023.

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/23	6/30/23	1/1/23 – 6/30/23
Actual
Class A(2)	$1,000.00	$1,090.40	$7.26
Class C(2)	$1,000.00	$1,085.80	$11.12
Adviser Class(2)	$1,000.00	$1,091.80	$5.96

Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,017.85	$7.00
Class C	$1,000.00	$1,014.13	$10.74
Adviser Class	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.40%, 2.15% and 1.15% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2023, of 9.04%, 8.58%, and 9.18% for the Class A, Class C and the Adviser Class, respectively.

Olstein Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	1/1/23	6/30/23	1/1/23 – 6/30/23
Actual
Class A(4)	$1,000.00	$1,094.10	$8.31
Class C(4)	$1,000.00	$1,090.50	$12.18
Adviser Class(4)	$1,000.00	$1,095.80	$7.02

Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73
Adviser Class	$1,000.00	$1,018.10	$6.76

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60%, 2.35% and 1.35% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended June 30, 2023, of 9.41%, 9.05%, and 9.58% for the Class A, Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a Percentage of Investments
June 30, 2023 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a Percentage of Investments
June 30, 2023 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2023

COMMON STOCKS – 88.7%
ADVERTISING AGENCIES – 1.0%	Shares	Value
Omnicom Group, Inc.	62,000	$5,899,300

AEROSPACE & DEFENSE – 2.5%
L3Harris Technologies, Inc.	40,000	7,830,800
Raytheon Technologies Corporation	73,000	7,151,080
		14,981,880
AIR DELIVERY & FREIGHT SERVICES – 2.3%
FedEx Corporation	22,500	5,577,750
United Parcel Service, Inc. – Class B	47,000	8,424,750
		14,002,500
AIRLINES – 2.3%
Delta Air Lines, Inc.	190,000	9,032,600
Southwest Airlines Company	129,000	4,671,090
		13,703,690
AUTO MANUFACTURERS – 1.5%
General Motors Company	242,000	9,331,520

AUTOMOBILES – 0.7%
Winnebago Industries, Inc. (a)	66,587	4,440,687

BUILDING PRODUCTS – 1.5%
Carrier Global Corporation (a)	180,000	8,947,800

CAPITAL MARKETS – 1.3%
Goldman Sachs Group, Inc.	23,500	7,579,690

CHEMICALS – 3.6%
Corteva, Inc.	150,000	8,595,000
Eastman Chemical Company	37,500	3,139,500
International Flavors & Fragrances, Inc.	123,000	9,789,570
		21,524,070
COMMERCIAL BANKS – 5.8%
Citizens Financial Group, Inc.	256,000	6,676,480
Fifth Third Bancorp	297,000	7,784,370

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.7% – continued
COMMERCIAL BANKS – 5.8% – continued	Shares	Value
Prosperity Bancshares, Inc. (a)	68,400	$3,863,232
U.S. Bancorp (a)	240,000	7,929,600
Wells Fargo & Company	202,000	8,621,360
		34,875,042
COMMERCIAL SERVICES – 1.1%
Moody’s Corporation	9,000	3,129,480
S&P Global, Inc.	8,500	3,407,565
		6,537,045
COMMERCIAL SERVICES & SUPPLIES – 2.5%
ABM Industries, Inc.	213,100	9,088,715
Korn Ferry (a)	119,132	5,901,799
		14,990,514
COMMUNICATIONS EQUIPMENT – 1.8%
Cisco Systems, Inc.	208,000	10,761,920

COMPUTERS – 0.5%
Apple, Inc.	17,000	3,297,490

CONSUMER FINANCE – 3.6%
American Express Company	39,000	6,793,800
Equifax, Inc. (a)	19,000	4,470,700
MasterCard, Inc. – Class A	11,000	4,326,300
Visa, Inc. – Class A (a)	24,500	5,818,260
		21,409,060
CONSUMER STAPLES DISTRIBUTION & RETAIL – 0.9%
Target Corporation	41,000	5,407,900

CONTAINERS & PACKAGING – 1.0%
WestRock Company	200,000	5,814,000

DISTRIBUTORS – 1.0%
LKQ Corporation	105,000	6,118,350

DIVERSIFIED FINANCIAL SERVICES – 1.9%
Berkshire Hathaway, Inc. – Class B (b)	11,000	3,751,000
Invesco Ltd. (c)	448,800	7,544,328
		11,295,328

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.7% – continued
E-COMMERCE – 1.5%	Shares	Value
eBay, Inc.	198,000	$8,848,620

ELECTRICAL EQUIPMENT – 1.5%
Generac Holdings, Inc. (a)(b)	61,650	9,193,864

ELECTRONICS – 1.6%
Sensata Technologies Holding PLC (c)	210,750	9,481,643

ENERGY EQUIPMENT & SERVICES – 1.3%
Schlumberger Ltd. (c)	162,000	7,957,440

ENTERTAINMENT – 1.8%
Warner Bros Discovery, Inc. (a)(b)	849,000	10,646,460

FOOD & DRUG RETAILERS – 1.6%
CVS Health Corporation	138,000	9,539,940

FOOD PRODUCTS – 0.6%
Hormel Foods Corporation (a)	84,000	3,378,480

HEALTH CARE EQUIPMENT & SUPPLIES – 5.7%
Baxter International, Inc.	179,000	8,155,240
Becton, Dickinson and Company	30,000	7,920,300
Hologic, Inc. (b)	53,000	4,291,410
Medtronic PLC (c)	100,000	8,810,000
Zimmer Biomet Holdings, Inc.	34,200	4,979,520
		34,156,470
HEALTH CARE PROVIDERS & SERVICES – 3.2%
Quest Diagnostics Inc.	66,000	9,276,960
UnitedHealth Group, Inc.	14,500	6,969,280
Universal Health Services, Inc. – Class B	21,000	3,313,170
		19,559,410
HOTELS, RESTAURANTS & LEISURE – 1.0%
Denny’s Corporation (b)	500,000	6,160,000

HOUSEHOLD DURABLES – 1.0%
Mohawk Industries, Inc. (b)	59,000	6,086,440

HOUSEHOLD PRODUCTS – 2.0%
Kimberly-Clark Corporation	36,200	4,997,772

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.7% – continued
HOUSEHOLD PRODUCTS – 2.0% – continued	Shares	Value
Reynolds Consumer Products, Inc. (a)	244,600	$6,909,950
		11,907,722
INDUSTRIAL EQUIPMENT WHOLESALE – 1.0%
WESCO International, Inc. (a)	33,300	5,962,698

INSURANCE – 2.3%
Marsh & McLennan Companies, Inc.	17,000	3,197,360
Travelers Companies, Inc.	30,000	5,209,800
Willis Towers Watson PLC (c)	24,000	5,652,000
		14,059,160
INTERACTIVE MEDIA & SERVICES – 0.8%
Meta Platforms, Inc. – Class A (b)	16,500	4,735,170

INTERNET SOFTWARE & SERVICES – 1.2%
Alphabet, Inc. – Class C (b)	60,000	7,258,200

IT SERVICES – 2.4%
Fidelity National Information Services, Inc.	84,500	4,622,150
SS&C Technologies Holdings, Inc.	158,000	9,574,800
		14,196,950
MACHINERY – 4.6%
Cummins, Inc.	39,000	9,561,240
Deere & Company	17,500	7,090,825
Dover Corporation	30,000	4,429,500
Fortive Corporation	49,059	3,668,141
Stanley Black & Decker, Inc. (a)	33,000	3,092,430
		27,842,136
MATERIALS – 0.7%
Axalta Coating Systems Ltd. (b)(c)	137,700	4,517,937

MEDIA – 3.3%
Comcast Corporation – Class A	198,000	8,226,900
Walt Disney Company (b)	129,000	11,517,120
		19,744,020
PHARMACEUTICALS – 2.7%
Avantor, Inc. (b)	306,000	6,285,240

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 88.7% – continued
PHARMACEUTICALS – 2.7% – continued	Shares	Value
Johnson & Johnson	60,000	$9,931,200
		16,216,440
REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.1%
CBRE Group, Inc. – Class A (a)(b)	101,000	8,151,710
Jones Lang LaSalle, Inc. (a)(b)	30,000	4,674,000
		12,825,710
RESTAURANTS – 2.1%
Cracker Barrel Old Country Store, Inc. (a)	48,001	4,472,733
Dine Brands Global, Inc. (a)	93,000	5,396,790
McDonald’s Corporation	10,000	2,984,100
		12,853,623
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.0%
Intel Corporation	165,000	5,517,600
Kulicke and Soffa Industries, Inc. (a)	131,550	7,820,648
Texas Instruments, Inc.	26,500	4,770,530
		18,108,778
SOFTWARE – 0.7%
Microsoft Corporation	13,000	4,427,020

TELECOMMUNICATIONS – 1.2%
Corning, Inc.	214,000	7,498,560

TEXTILES, APPAREL & LUXURY GOODS – 1.0%
Tapestry, Inc. (a)	140,300	6,004,840
TOTAL COMMON STOCKS (Cost $461,538,604)		534,085,517

SHORT-TERM INVESTMENT – 11.0%
MONEY MARKET DEPOSIT ACCOUNT – 11.0%
U.S. Bank N.A., 5.05% (d)
Total Money Market Deposit Account	66,388,031	66,388,031
TOTAL SHORT-TERM INVESTMENT (Cost $66,388,031)		66,388,031

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 13.2%
INVESTMENT COMPANY – 13.2%	Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (e)
Total Investment Company	79,305,911	$79,305,911
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $79,305,911)		79,305,911

TOTAL INVESTMENTS – 112.9%
(Cost $607,232,546)		679,779,459
OTHER ASSETS & LIABILITIES, NET – (12.9)%		(77,888,603)
TOTAL NET ASSETS – 100.0%		$601,890,856

PLC – Public Limited Company
(a)	All or a portion of this security was out on loan at June 30, 2023. Total loaned securities, including those sold and pending settlement, had a value of $77,969,103 at June 30, 2023.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2023

COMMON STOCKS – 95.3%
AUTO COMPONENTS – 2.5%	Shares	Value
Miller Industries, Inc.	63,000	$2,234,610

AUTO MANUFACTURERS – 3.7%
Blue Bird Corporation (b)	146,000	3,282,080

AUTOMOBILES – 2.3%
Winnebago Industries, Inc. (a)	30,035	2,003,034

BANKS – 2.2%
First Hawaiian, Inc. (a)	109,000	1,963,090

COMMERCIAL BANKS – 6.4%
Citizens Financial Group, Inc.	81,000	2,112,480
Home BancShares, Inc. (a)	91,000	2,074,800
Prosperity Bancshares, Inc. (a)	25,600	1,445,888
		5,633,168
COMMERCIAL SERVICES & SUPPLIES -7.0%
ABM Industries, Inc.	52,900	2,256,185
Brady Corporation – Class A (a)	47,200	2,245,304
Korn Ferry	34,868	1,727,361
		6,228,850
CONTAINERS & PACKAGING – 2.4%
WestRock Company	73,000	2,122,110

DIVERSIFIED FINANCIAL SERVICES – 3.5%
Invesco Ltd. (c)	185,200	3,113,212

ELECTRICAL EQUIPMENT – 2.7%
Generac Holdings, Inc. (a)(b)	15,850	2,363,710

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.5%
Vishay Intertechnology, Inc.	74,000	2,175,600

ELECTRONICS – 3.4%
Sensata Technologies Holding PLC (c)	65,750	2,958,093

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 95.3% – continued
ENTERTAINMENT – 3.0%	Shares	Value
Warner Bros Discovery, Inc. (a)(b)	210,250	$2,636,535

HEALTH CARE EQUIPMENT & SUPPLIES – 2.1%
Zimmer Biomet Holdings, Inc.	12,800	1,863,680

HEALTH CARE PRODUCTS – 3.2%
Integra LifeSciences Holdings Corporation (b)	69,000	2,837,970

HOTELS, RESTAURANTS & LEISURE – 3.2%
Denny’s Corporation (a)(b)	231,000	2,845,920

HOUSEHOLD DURABLES – 6.1%
Central Garden & Pet Company – Class A (b)	85,000	3,099,100
Mohawk Industries, Inc. (a)(b)	22,000	2,269,520
		5,368,620
HOUSEHOLD PRODUCTS – 2.2%
Reynolds Consumer Products, Inc. (a)	70,400	1,988,800

INDUSTRIAL EQUIPMENT WHOLESALE – 2.2%
WESCO International, Inc. (a)	11,000	1,969,660

LEISURE PRODUCTS – 3.0%
Johnson Outdoors, Inc. (a)	43,000	2,642,350

MACHINERY – 9.9%
Gates Industrial Corporation PLC (b)(c)	220,000	2,965,600
Graham Corporation (b)	129,860	1,724,541
Shyft Group, Inc.	120,000	2,647,200
Timken Company	15,500	1,418,715
		8,756,056
MATERIALS – 2.0%
Axalta Coating Systems Ltd. (b) (c)	54,300	1,781,583

PHARMACEUTICALS – 3.3%
Prestige Consumer Healthcare, Inc. (b)	49,000	2,912,070

REAL ESTATE MANAGEMENT & DEVELOPMENT – 4.0%
Cushman & Wakefield PLC (a)(b)(c)	194,000	1,586,920
Jones Lang LaSalle, Inc. (a)(b)	12,640	1,969,312
		3,556,232

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 95.3% – continued
RESTAURANTS – 4.6%	Shares	Value
Cracker Barrel Old Country Store, Inc. (a)	14,900	$1,388,382
Dine Brands Global, Inc. (a)	46,000	2,669,380
		4,057,762
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.7%
Kulicke and Soffa Industries, Inc. (a)	39,450	2,345,302

TEXTILES, APPAREL & LUXURY GOODS – 3.7%
Kontoor Brands, Inc. (a)	46,000	1,936,600
Tapestry, Inc. (a)	31,700	1,356,760
		3,293,360
TRANSPORTATION EQUIPMENT – 1.5%
Wabash National Corporation (a)	51,000	1,307,640
TOTAL COMMON STOCKS (Cost $77,693,623)		84,241,097

SHORT-TERM INVESTMENT – 4.2%
MONEY MARKET DEPOSIT ACCOUNT – 4.2%
U.S. Bank N.A., 5.05% (d)
Total Money Market Deposit Account	3,661,309	3,661,309
TOTAL SHORT-TERM INVESTMENT (Cost $3,661,309)		3,661,309

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 31.1%
INVESTMENT COMPANY – 31.1%
Mount Vernon Liquid Assets Portfolio, LLC, 5.22% (e)
Total Investment Company	27,531,756	27,531,756
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $27,531,756)		27,531,756

TOTAL INVESTMENTS – 130.6%
(Cost $108,886,688)		115,434,162
OTHER ASSETS & LIABILITIES, NET – (30.6)%		(27,018,617)
TOTAL NET ASSETS – 100.0%		$88,415,545

PLC – Public Limited Company
(a)	All or a portion of this security was out on loan at June 30, 2023. Total loaned securities, including those sold and pending settlement, had a value of $26,880,709 at June 30, 2023.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of June 30, 2023.

(e)	The rate quoted is the annualized seven-day yield for the Fund as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Statements of Assets and Liabilities as of June 30, 2023

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $607,232,546
and $108,886,688 respectively)	$679,779,459	$115,434,162
Receivable for investment securities sold	1,223,999	283,126
Receivable for capital shares sold	10,147	350,816
Dividends and interest receivable	1,074,571	59,749
Securities lending income receivable	10,745	3,340
Prepaid expenses	44,865	22,069
Total Assets	$682,143,786	$116,153,262

Liabilities:
Payable upon return of securities loaned	79,305,911	27,531,756
Payable to investment adviser	483,128	64,603
Payable for capital shares redeemed	128,915	12,073
Payable for transfer agent fees & expenses	88,199	31,998
Accrued distribution fees	87,815	11,202
Payable for fund administration & accounting fees	78,780	34,277
Payable for audit fees	21,250	21,249
Payable for custody fees	6,545	972
Payable for trustee fees	5,153	5,125
Payable for compliance fees	3,125	3,125
Accrued expenses	44,109	21,337
Total Liabilities	80,252,930	27,737,717
Net Assets	$601,890,856	$88,415,545

Net Assets Consist of:
Paid-in capital	$528,585,772	$82,649,708
Total distributable earnings	73,305,084	5,765,837
Total net assets	$601,890,856	$88,415,545

(1)	Includes securities on loan with a value of $77,969,103 and $26,880,709, respectively. Total securities on loan include both those sold and pending settlement.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Class A:
Net assets	$298,531,613	$28,454,016
Shares of beneficial interest outstanding(1)	11,675,685	1,374,298
Net asset value, offering price and redemption price per share	$25.57	$20.70
Maximum offering price per share(2)	$27.06	$21.90

Class C:
Net assets	$34,328,408	$6,694,700
Shares of beneficial interest outstanding(1)	1,909,812	378,094
Net asset value, offering price and redemption price per share(3)	$17.97	$17.71

Adviser Class:
Net assets	$269,030,835	$53,266,829
Shares of beneficial interest outstanding(1)	10,379,848	2,515,715
Net asset value, offering price and redemption price per share	$25.92	$21.17

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Year Ended June 30, 2023

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$11,205,531	$1,388,057
Interest income	1,231,410	117,778
Securities lending income, net	145,605	38,511
Total investment income	12,582,546	1,544,346

Expenses:
Investment advisory fees (See Note 4)	5,942,870	881,327
Transfer agent fees & expenses (See Note 4)	378,554	135,641
Fund administration & accounting fees (See Note 4)	324,946	139,523
Federal & state registration fees	53,071	46,663
Custody fees (See Note 4)	40,120	6,107
Postage & printing fees	34,137	11,156
Insurance fees	22,025	6,035
Audit fees	21,254	21,245
Trustee fees	20,848	20,267
Legal fees	17,629	17,640
Compliance fees (See Note 4)	12,503	12,503
Other expenses	31,288	8,965
Distribution fees (See Note 5)
Class A	736,706	69,786
Class C	369,273	74,800
Total expenses	8,005,224	1,451,658
Less: waiver from investment adviser (See Note 4)	—	(117,262)
Net expenses	8,005,224	1,334,396
Net investment income	4,577,322	209,950

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(2,820,620)	1,797,633
Net change in unrealized appreciation/depreciation on investments	51,180,211	12,061,930
Net realized and unrealized gain on investments	48,359,591	13,859,563
Net increase in net assets resulting from operations	$52,936,913	$14,069,513

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

 (THIS PAGE INTENTIONALLY LEFT BLANK).

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Operations:
Net investment income (loss)	$4,577,322	$(213,398)
Net realized gain (loss) on investments	(2,820,620)	70,911,394
Change in unrealized appreciation/depreciation on investments	51,180,211	(184,504,312)
Net increase (decrease) in net assets resulting from operations	52,936,913	(113,806,316)

Capital Share Transactions:
Class A:
Proceeds from shares sold	12,984,558	240,377,091
Proceeds from reinvestment of distributions	16,771,484	12,289,756
Payments for shares redeemed	(30,839,416)	(17,399,974)
Increase (Decrease) in net assets resulting from Class A transactions	(1,083,374)	235,266,873
Class C:
Proceeds from shares sold	950,647	4,534,840
Proceeds from reinvestment of distributions	3,419,312	44,385,728
Payments for shares redeemed	(9,808,254)	(252,096,829)
Decrease in net assets resulting from Class C transactions	(5,438,295)	(203,176,261)
Adviser Class:
Proceeds from shares sold	10,858,591	20,956,327
Proceeds from reinvestment of distributions	17,140,789	40,632,866
Payments for shares redeemed	(27,440,426)	(30,905,718)
Increase in net assets resulting from Adviser Class transactions	558,954	30,683,475
Net increase (decrease) in net assets from capital share transactions	(5,962,715)	62,774,087

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Distributions to shareholders:
Class A	$(20,211,840)	$(18,648,736)
Class C	(3,512,540)	(46,222,371)
Adviser Class	(17,758,154)	(42,013,039)
Total distributions to shareholders	(41,482,534)	(106,884,146)

Total increase (decrease) in net assets:	5,491,664	(157,916,375)

Net Assets:
Beginning of year	596,399,192	754,315,567
End of year	$601,890,856	$596,399,192

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Operations:
Net investment income (loss)	$209,950	$(376,148)
Net realized gain on investments	1,797,633	5,654,061
Change in unrealized appreciation/depreciation on investments	12,061,930	(40,183,177)
Net increase (decrease) in net assets resulting from operations	14,069,513	(34,905,264)

Capital Share Transactions:
Class A:
Proceeds from shares sold	2,220,710	9,803,282
Proceeds from reinvestment of distributions	374,368	2,546,684
Payments for shares redeemed	(3,899,689)	(5,112,693)
Increase (Decrease) in net assets
resulting from Class A transactions	(1,304,611)	7,237,273
Class C:
Proceeds from shares sold	537,704	855,452
Proceeds from reinvestment of distributions	138,233	1,506,519
Payments for shares redeemed	(2,321,297)	(6,860,256)
Decrease in net assets resulting from Class C transactions	(1,645,360)	(4,498,285)
Adviser Class:
Proceeds from shares sold	5,506,962	11,776,055
Proceeds from reinvestment of distributions	780,255	7,339,658
Payments for shares redeemed	(12,965,361)	(29,708,713)
Decrease in net assets resulting from Adviser Class transactions	(6,678,144)	(10,593,000)
Net decrease in net assets from capital share transactions	(9,628,115)	(7,854,012)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Distributions to Shareholders:
Class A	$(442,402)	$(3,035,519)
Class C	(144,158)	(1,580,780)
Adviser Class	(834,065)	(7,763,051)
Total distributions to shareholders	(1,420,625)	(12,379,350)

Total increase (decrease) in net assets:	3,020,773	(55,138,626)

Net Assets
Beginning of year	85,394,772	140,533,398
End of year	$88,415,545	$85,394,772

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the	For the		For the	For the	Period
	Year	Year		Year	Year	Inception(1)
	Ended	Ended		Ended	Ended	through
	June 30,	June 30,		June 30,	June 30,	June 30,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$25.11	$34.32		$21.40	$24.10	$26.07
Investment Operations:
Net investment income (loss)(2)	0.18	0.01		(0.01)	0.17	0.13
Net realized and unrealized
gain (loss) on investments	2.04	(4.77	)(3)	13.06	(2.12)	(0.32)
Total from investment operations	2.22	(4.76)		13.05	(1.95)	(0.19)
Less distributions from:
Net investment income	—	—		(0.13)	(0.10)	—
Net realized gains	(1.76)	(4.45)		—	(0.65)	(1.78)
Total distributions	(1.76)	(4.45)		(0.13)	(0.75)	(1.78)
Net Asset Value, End of Period	$25.57	$25.11		$34.32	$21.40	$24.10

Total Return(4)(5)	9.30%	-15.99%		61.15%	-8.54%	0.04%

Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$298,532	$293,747		$142,863	$93,359	$12,920
Ratio of expenses to average net assets(6)	1.41%	1.42%		1.39%	1.40%	1.43%
Ratio of net investment income (loss)
to average net assets(6)	0.71%	0.03%		(0.05)%	0.75%	0.68%
Portfolio Turnover(5)(7)	32%	43%		42%	48%	39%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the		For the
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2023	2022	2021	2020		2019
Net Asset Value, Beginning of Year	$18.29	$26.38	$16.53	$18.82		$19.79
Investment Operations:
Net investment loss(1)	(0.01)	(0.18)	(0.17)	(0.00	)(2)	(0.03)
Net realized and unrealized
gain (loss) on investments	1.45 (3)	(3.46)	10.06	(1.64)		0.84
Total from investment operations	1.44	(3.64)	9.89	(1.64)		0.81
Less distributions from:
Net investment income	—	—	(0.04)	—		—
Net realized gains	(1.76)	(4.45)	—	(0.65)		(1.78)
Total distributions	(1.76)	(4.45)	(0.04)	(0.65)		(1.78)
Net Asset Value, End of Year	$17.97	$18.29	$26.38	$16.53		$18.82

Total Return(4)	8.46%	-16.62%	59.89%	-9.21%		5.07%

Supplemental Data and Ratios
Net assets end of year (000’s omitted)	$34,328	$40,368	$289,103	$248,420		$400,820
Ratio of expenses to average net assets	2.16%	2.15%	2.14%	2.15%		2.19%
Ratio of net investment loss to average net assets	(0.04)%	(0.70)%	(0.80)%	(0.00	)%(6)	(0.15)%
Portfolio Turnover(5)	32%	43%	42%	48%		39%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount rounds to less than $0.01 per share.
(3)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(4)	Total return does not reflect sales charges.
(5)	Portfolio turnover disclosed is for the Fund as a whole.
(6)	Amount rounds to less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the		For the	For the	For the
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	June 30,	June 30,		June 30,	June 30,	June 30,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Year	$25.37	$34.54		$21.51	$24.15	$24.64
Investment Operations:
Net investment income(1)	0.24	0.09		0.06	0.23	0.20
Net realized and unrealized
gain (loss) on investments	2.07	(4.81	)(2)	13.13 (2)	(2.13)	1.09
Total from investment operations	2.31	(4.72)		13.19	(1.90)	1.29
Less distributions from:
Net investment income	—	—		(0.16)	(0.09)	—
Net realized gains	(1.76)	(4.45)		—	(0.65)	(1.78)
Total distributions	(1.76)	(4.45)		(0.16)	(0.74)	(1.78)
Net Asset Value, End of Year	$25.92	$25.37		$34.54	$21.51	$24.15

Total Return	9.57%	-15.76%		61.49%	-8.27%	6.06%

Supplemental Data and Ratios
Net assets end of year (000’s omitted)	$269,031	$262,284		$322,350	$166,492	$194,298
Ratio of expenses to average net assets	1.16%	1.16%		1.14%	1.15%	1.19%
Ratio of net investment income to average net assets	0.96%	0.29%		0.20%	1.00%	0.85%
Portfolio Turnover(3)	32%	43%		42%	48%	39%

(1)	Per share amounts calculated using the average shares method.
(2)
Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(3)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$17.97	$27.47	$15.19	$17.24	$17.46
Investment Operations:
Net investment income (loss)(1)	0.03	(0.09)	(0.15)	(0.01)	(0.03)
Net realized and unrealized
gain (loss) on investments	3.02	(6.90)	12.43	(2.04)	(0.05)
Total from investment operations	3.05	(6.99)	12.28	(2.05)	(0.08)
Less distributions from:
Net realized gains	(0.32)	(2.51)	—	—	(0.14)
Total distributions	(0.32)	(2.51)	—	—	(0.14)
Net Asset Value, End of Year	$20.70	$17.97	$27.47	$15.19	$17.24

Total Return(2)	17.08%	-27.83%	80.84%	-11.89%	-0.38%

Supplemental Data and Ratios
Net assets end of year (000’s omitted)	$28,454	$25,917	$31,827	$15,873	$17,801
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.73%	1.62%	1.70%	1.81%	1.73%
After expense waiver/recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment	0.15%	(0.39)%	(0.68)%	(0.07)%	(0.17)%
Portfolio Turnover	26%	32%	47%	45%	35%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$15.52	$24.25	$13.52	$15.45	$15.78
Investment Operations:
Net investment loss(1)	(0.10)	(0.24)	(0.28)	(0.12)	(0.14)
Net realized and unrealized
gain (loss) on investments	2.61 (2)	(5.98)	11.01	(1.81)	(0.05)
Total from investment operations	2.51	(6.22)	10.73	(1.93)	(0.19)
Less distributions from:
Net realized gains	(0.32)	(2.51)	—	—	(0.14)
Total distributions	(0.32)	(2.51)	—	—	(0.14)
Net Asset Value, End of Year	$17.71	$15.52	$24.25	$13.52	$15.45

Total Return(3)	16.29%	-28.38%	79.36%	-12.49%	-1.12%

Supplemental Data and Ratios
Net assets end of year (000’s omitted)	$6,695	$7,341	$16,515	$11,135	$19,532
Ratio of expenses to average net assets:
Before expense waiver/recoupment	2.48%	2.35%	2.46%	2.55%	2.48%
After expense waiver/recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets:
After expense waiver/recoupment	(0.60)%	(1.14)%	(1.43)%	(0.82)%	(0.92)%
Portfolio Turnover	26%	32%	47%	45%	35%

(1)	Per share amounts calculated using the average shares method.
(2)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(3)	Total return does not reflect sales charges.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$18.32	$27.89	$15.39	$17.42	$17.60
Investment Operations:
Net investment income (loss)(1)	0.08	(0.03)	(0.10)	0.03	0.01
Net realized and unrealized
gain (loss) on investments	3.09	(7.03)	12.60	(2.06)	(0.05)
Total from investment operations	3.17	(7.06)	12.50	(2.03)	(0.04)
Less distributions from:
Net realized gains	(0.32)	(2.51)	—	—	(0.14)
Total distributions	(0.32)	(2.51)	—	—	(0.14)
Net Asset Value, End of Year	$21.17	$18.32	$27.89	$15.39	$17.42

Total Return	17.41%	-27.65%	81.22%	-11.65%	-0.15%

Supplemental Data and Ratios
Net assets end of year (000’s omitted)	$53,267	$52,137	$92,191	$29,211	$41,256
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.48%	1.36%	1.43%	1.55%	1.48%
After expense waiver/recoupment	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment	0.40%	(0.14)%	(0.43)%	0.18%	0.08%
Portfolio Turnover	26%	32%	47%	45%	35%

(1)	Per share amounts calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

2
Significant Accounting Policies  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

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Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended June 30, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended June 30, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended June 30, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2020.

Security Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations on net asset value (“NAV”) per share of the Funds.  For the year ended June 30, 2023, the All Cap Value Fund decreased total distributable

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earnings $25 and increased paid-in capital $25 due to the utilization of tax equalization. No adjustments were needed for the Strategic Income Fund.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% of the Class A shares and Class C shares average daily net assets, respectively (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating each Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Olstein Capital Management, L.P. (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers, dealers or independent pricing services are unreliable.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of June 30, 2023:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$534,085,517	$—	$—	$534,085,517
Short-Term Investment	—	66,388,031	—	—	66,388,031
Investment Purchased with the Cash
Proceeds from Securities Lending*	$79,305,911	—	—	—	79,305,911
Total Investments in Securities	$79,305,911	$600,473,548	$—	$—	$679,779,459

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$84,241,097	$—	$—	$84,241,097
Short-Term Investment	—	3,661,309	—	—	3,661,309
Investment Purchased with the Cash
Proceeds from Securities Lending*	27,531,756	—	—	—	27,531,756
Total Investments in Securities	$27,531,756	$87,902,406	$—	$—	$115,434,162

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee and Other Related Party Transactions  The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired

THE OLSTEIN FUNDS

fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
July 2023 – June 2024	$92,513
July 2024 – June 2025	32,891
July 2025 – June 2026	117,262

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended June 30, 2023, are disclosed in the Statements of Operations.

5
Distribution Costs  The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an

THE OLSTEIN FUNDS

annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended June 30, 2023 the All-Cap Value Fund and Strategic Fund incurred expenses of $736,706 and $69,786, respectively in Class A pursuant to the Plan. The All-Cap Value Fund and Strategic Fund also incurred additional expenses of $369,273 and $74,800, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Class A:
Shares sold	525,699	7,699,379
Shares issued in reinvestment of distributions	699,979	409,249
Shares redeemed	(1,250,328)	(571,514)
Net increase (decrease)	(24,650)	7,537,114
Class C:
Shares sold	53,093	196,481
Shares issued in reinvestment of distributions	202,206	2,020,288
Shares redeemed	(552,785)	(10,968,046)
Net decrease	(297,486)	(8,751,277)
Adviser Class:
Shares sold	430,019	672,602
Shares issued in reinvestment of distributions	706,837	1,341,019
Shares redeemed	(1,097,365)	(1,004,958)
Net increase	39,491	1,008,663
Net decrease in capital shares	(282,645)	(205,500)

THE OLSTEIN FUNDS

Strategic Fund
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Class A:
Shares sold	110,047	396,437
Shares issued in reinvestment of distributions	19,388	104,888
Shares redeemed	(197,765)	(217,417)
Net increase (decrease)	(68,330)	283,908
Class C:
Shares sold	32,348	40,461
Shares issued in reinvestment of distributions	8,337	71,534
Shares redeemed	(135,552)	(320,038)
Net decrease	(94,867)	(208,043)
Adviser Class:
Shares sold	271,090	480,622
Shares issued in reinvestment of distributions	39,566	296,912
Shares redeemed	(640,804)	(1,236,806)
Net decrease	(330,148)	(459,272)
Net decrease in capital shares	(493,345)	(383,407)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the year ended June 30, 2023, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$181,870,396	$256,481,907
Strategic Fund	—	—	22,344,957	33,428,943

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2023 were as follows:

	Aggregate	Aggregate	Net	Federal Income
Fund	Gross Appreciation	Gross Depreciation	Appreciation	Tax Cost
All Cap Value Fund	$97,948,589	$(26,679,639)	$71,268,950	$608,510,509
Strategic Fund	13,630,662	(7,400,239)	6,230,423	109,203,739

Any differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

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At June 30, 2023, the components of distributable earnings/accumulated loss on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net	Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
All Cap Value Fund	$4,577,322	$—	$(2,541,188)	$71,268,950	$73,305,084
Strategic Fund	152,673	—	(617,259)	6,230,423	5,765,837

As of June 30, 2023, the Funds had short-term capital loss carryforwards of $2,541,188 and $617,259 for the All Cap Value Fund and Strategic Fund, respectively. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and  June 30, 2023 respectively. For the taxable year ended June 30, 2023, the Funds did not have any qualified late year losses.

The tax character of distributions paid for the year ended June 30, 2023, was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$—	$41,482,534	$41,482,534
Strategic Fund	17	1,420,608	1,420,625

The tax character of distributions paid for the year ended June 30, 2022, was as follows:

	Ordinary*	Long Term
Fund	Income	Capital Gains	Total
All Cap Value Fund	$6,893,691	$99,990,455	$106,884,146
Strategic Fund	819,749	11,559,601	12,379,350

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S.

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loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of June 30, 2023, the All Cap Value Fund and the Strategic Fund had 19 and 20 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $79,305,911 and $27,531,756 as of June 30, 2023 respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

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10
Line Of Credit  The All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $15,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets, whichever is less. Each LOC matures unless renewed on July 22, 2023. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 8.25 % as of June 30, 2023. The interest rate during the year was between 4.75% and 8.25%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the year ended June 30, 2023 the Funds did not have any borrowing under the LOCs.

On July 21, 2023, the Funds renewed their LOCs through July 19, 2024.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Olstein Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements
We have audited the accompanying Statements of assets and liabilities, including the schedules of investments, of Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (“Olstein Funds” or the “Funds”), each a series of Managed Portfolio Series, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
August 28, 2023

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THE OLSTEIN FUNDS

 Additional Information (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2023, the Trust’s Board of Trustees (“Board”), each of whom was present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of  the Investment Advisory Agreement between the Trust and Olstein Capital Management, L.P. (“OCM” or the “Adviser”) regarding the Olstein All Cap Value Fund (the “All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (the “Strategic Opportunities Fund”, and together with the All Cap Value Fund, the “Funds”) (the “Investment Advisory Agreement”) for an additional one-year term.

Prior to the meeting and at a meeting held on January 5, 2023, the Trustees received and considered information from OCM and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by OCM with respect to the Fund; (2) the Fund’s historical performance as managed by OCM; (3) the costs of the services to be provided by OCM and the profits to be realized by OCM from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to

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which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to OCM resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives from OCM, and the Support Materials, the Board concluded that the overall arrangements between the Trust and OCM set forth in the Investment Advisory Agreement, as the agreement relates to each Fund, continue to be fair and reasonable in light of the services that OCM performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that OCM provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by OCM on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees reviewed OCM’s financial statements, assets under management and capitalization. In that regard, the Trustees concluded that OCM had sufficient resources to support the management of the Funds.  The Trustees noted that OCM has been managing each Fund for a long period of time.  The Trustees also considered the experience of the portfolio managers that OCM utilizes in

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managing each Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that OCM provides to each Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of OCM.  In assessing the quality of the portfolio management delivered by OCM, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”).  When reviewing each Fund’s performance against its Category and Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its Category and Cohort.

•
All Cap Value Fund. The Trustees considered that the All Cap Value Fund had outperformed its Category average over the ten-year period ended September 30, 2022, but had otherwise underperformed the Category and Cohort averages over the periods presented. The Trustees also considered that the Fund’s Adviser Class had outperformed the Fund’s primary benchmark over the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2021, but had underperformed year-to-date as of September 30, 2022. The Trustees noted that the Fund’s other share classes, which have higher expenses, did not perform as well against the benchmark as the Adviser Class.

•
Strategic Opportunities Fund. The Trustees considered that the Strategic Opportunities Fund had underperformed its Category and Cohort averages over all periods presented. The Trustees also considered that the Fund’s Adviser Class shares had outperformed its primary benchmark over the three-year and five-year periods ended December 31, 2021, but had underperformed this benchmark over the one-year period ended December 31, 2021 and the year-to-date period ended September 30, 2022.  The Trustees also considered that, while the Fund’s Class A and Class C (which each have a longer track record and higher expense ratio than the Adviser Class), when taking into account sales charges, had each underperformed the benchmark over the ten-year period ended December 31, 2021, the Class A had outperformed the benchmark over the since inception period ended December 31, 2021.

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The Trustees noted that OCM remained consistent in managing the Funds according to its proprietary value-oriented investment philosophy, which had been out-of-favor for significant periods versus other strategies.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that each Fund pays to OCM under the Investment Advisory Agreement, as well as OCM’s profitability analysis for the 12-month period ended September 30, 2022 for services that OCM rendered to each Fund.  The Trustees considered the reasonableness of OCM’s profits from its service relationship with the Funds. The Trustees also noted favorably that OCM had contractually agreed to waive its management fees and reimburse the Strategic Opportunities Fund for its operating expenses to the extent necessary to ensure that total operating expenses of the Fund do not exceed the amount set forth in the Fund’s prospectus. In that regard, the Trustees noted that OCM had waived a portion of its management fee during the most recent fiscal year with respect to the Strategic Opportunities Fund.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the Category and Cohort.  The Trustees noted that the All Cap Value Fund’s management fee and total expenses were each higher than the Category and Cohort averages. The Trustees also noted that the Strategic Opportunities Fund’s management fee and total expenses (after waivers and expense reimbursements) were each higher than the Category and Cohort averages. The Trustees further took into account that the average net assets of the funds comprising the Cohort were significantly higher than the assets of the Strategic Opportunities Fund.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that OCM’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the management fee for the All Cap Value Fund includes breakpoints once the Fund hits $1 billion in assets.  The Trustees also took into account that the Strategic Opportunities Fund’s management fee did not have breakpoints. Given the current size of the Strategic Opportunities Fund the Trustees concluded that it is not

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necessary to consider the implementation of fee breakpoints at the present time, but noted that OCM would revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by OCM and its affiliates from their respective relationships with the Funds. The Trustees noted that OCM utilizes soft dollar arrangements with respect to portfolio transactions. The Trustees also noted that OCM is reimbursed under the Trust’s 12b-1 plan for a portion of the expenses incurred in connection with distribution-related activities of OCM personnel and related expenses incurred by OCM, and OCM personnel maintain broker-dealer licenses with the Funds’ distributor.  The Trustees considered that OCM may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified.

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STATEMENT REGARDING THE FUNDS’
LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v)  redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Olstein Capital Management, L.P. (“Olstein”) as the administrator of the Program (the “Program Administrator”). Personnel of Olstein conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Olstein Liquidity Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Olstein manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Olstein provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

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Pursuant to the Program, the Olstein Liquidity Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Olstein’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4. The Funds did not effect redemptions in-kind during the Reporting Period pursuant to the Program.

The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

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TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Chairman,	Indefinite	31	Retired; Chief	Independent
615 E. Michigan St.	Trustee	Term;		Financial Officer,	Trustee, ETF
Milwaukee, WI 53202	and Audit	Since		Robert W.	Series
Year of Birth: 1946	Committee	April		Baird & Co.	Solutions (57
	Chairman	2011		Incorporated,	Portfolios)
				(2000-2011).	(2012-
Present)

David A. Massart	Trustee	Indefinite	31	Partner and	Independent
615 E. Michigan St.		Term;		Managing	Trustee,
Milwaukee, WI 53202		Since		Director,	ETF Series
Year of Birth: 1967		April		Beacon Pointe	Solutions (57
		2011		Advisors, LLC	Portfolios)
				(since 2022);	(2012-
				Co-Founder and	Present)
Chief Investment
Strategist, Next
Generation
Wealth
Management Inc.
(2005-2021).

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TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Past Five Years
David M. Swanson	Trustee	Indefinite	31	Founder and	Independent
615 E. Michigan St.	and	Term;		Managing	Trustee,
Milwaukee, WI 53202	Nominating	Since		Principal,	ALPS
Year of Birth: 1957	&	April		SwanDog	Variable
	Governance	2011		Strategic	Investment
	Committee			Marketing, LLC	Trust
	Chairman			(2006-present)	(7 Portfolios)
(2006-
Present);
Independent
Trustee,
RiverNorth
Funds
(3 Portfolios)
(2018-
Present);
RiverNorth
Managed
Duration
Municipal
Income
Fund Inc.
(1 Portfolio)
(2019-
Present);
RiverNorth
Opportunistic
Municipal
Income
Fund, Inc.
(1 Portfolio)
(2018-
Present);
RiverNorth
Capital and
Income Fund
(1 Portfolio)
(2018-
Present);
RiverNorth
Opportunities
Fund

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Additional Information (Unaudited) Continued

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Past Five Years
(1 Portfolio)
(2015-
Present;
RiverNorth/
DoubleLine
Strategic
Opportunity
Fund, Inc.
(1 Portfolio)
(2019-
Present);
RiverNorth
Flexible
Municipal
Income Fund
(1 Portfolio)
(2020-
Present);
RiverNorth
Flexible
Municipal
Income Fund
II, Inc.
(1 Portfolio)
(2021 to
Present);
RiverNorth
Managed
Duration
Municipal
Income Fund
II, Inc.
(1 Portfolio)
(2022 to
Present).

Robert J. Kern	Trustee	Indefinite	31	Retired (July	None
615 E. Michigan St.		Term;		2018 – present);
Milwaukee, WI 53202		Since		Executive Vice
Year of Birth: 1958		January		President, U.S.
		2011		Bancorp Fund
Services, LLC
(1994-2018).

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TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Past Five Years
Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp
Milwaukee, WI 53202	Principal	Since		Fund Services,
Year of Birth: 1973	Executive	November		LLC (2005-
	Officer	2018		present).

Deborah Ward	Vice	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	President,	Term;		President, U.S.
Milwaukee, WI 53202	Chief	Since		Bancorp Fund
Year of Birth: 1966	Compliance	April		Services, LLC
	Officer and	2013		(2004-present).
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Principal	Term;		President, U.S.
Milwaukee, WI 53202	Financial	Since		Bancorp Fund
Year of Birth: 1981	Officer	August		Services, LLC
	and Vice	2019		(2008-present).
	President	(Treasurer);
Indefinite
Term;
Since
November
2018
(Vice
President)

John Hadermayer	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp
Milwaukee, WI 53202		Since		Fund Services,
Year of Birth: 1977		May 2022		LLC (2022-
present);
Executive
Director, AQR
Capital LLC
Management
(2013-2022).

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Additional Information (Unaudited) Continued

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office	Portfolios		Directorships
	Position(s)	and Length	in Trust	Principal	Held by Trustee
Name, Address and	Held with	of Time	Overseen	Occupation(s) During	During the
Year of Birth	the Trust	Served	by Trustee	the Past Five Years	Past Five Years

Douglas Schafer	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term;		President, U.S.
Milwaukee, WI 53202	and Vice	Since		Bancorp Fund
Year of Birth: 1970	President	May 2016		Services, LLC
		(Assistant		(2002-present).
Treasurer);
Indefinite
Term;
Since
November
2018
(Vice
President)

Sara J. Bollech	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term:		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1977	President	November		(2007-present).
2021

Peter A. Walker, CPA	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term:		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1993	President	November		(2016-present).
2021

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AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Each Fund’s Part F of N-PORT is available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at https://www.sec.gov/.

QUALIFIED DIVIDEND INCOME / DIVIDENDS
RECEIVED DEDUCTION

For the fiscal year ended June 30, 2023 certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% and 0.00% for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2023 was 0.00% and 0.00% for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% and 0.00% for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, respectively.

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PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Olstein	Investment Adviser
All Cap Value Fund	Olstein Capital Management, L.P.
4 Manhattanville Road, Suite 204
Olstein	Purchase, New York 10577
Strategic Opportunities Fund
Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road, Suite 204
Purchase, New York  10577

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended June 30, 2023, and June 30, 2022, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
(a) Audit Fees	$32,500	$31,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$8,500	$10,000
(d) All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2003.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 7, 2023

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    September 7, 2023